UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2012

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Definitive Material Agreement.

On December 12, 2012, KEMET Corporation, NEC Corporation and NEC TOKIN Corporation entered into Amendment No. 1 to Stock Purchase Agreement dated as of December 12, 2012 (“Amendment No. 1”), which amended the Stock Purchase Agreement dated as of March 12, 2012 (the “Agreement”), among the same parties.  Amendment No. 1 allows each party the right to terminate the Agreement if the Closing (as defined in the Agreement) shall not have occurred on or before April 30, 2013, or such later date as the parties may agree in writing.  The Agreement previously provided this right after December 31, 2012.  A copy of Amendment No. 1 is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

99.1	Amendment No. 1 to Stock Purchase Agreement dated as of December 12, 2012, among KEMET Corporation, NEC Corporation and NEC TOKIN Corporation.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 14, 2012	KEMET Corporation

/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Amendment No. 1 to Stock Purchase Agreement dated as of December 12, 2012, among KEMET Corporation, NEC Corporation and NEC TOKIN Corporation.